UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 6, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



            MINNESOTA                0-16106                  41-1347235
(State of other jurisdiction  (Commission File No.) (IRS Employer Identification
        of incorporation)                                       Number)


              2950 NE 84TH LANE, BLAINE, MN                      55449
       (Address of principal executive offices)                (Zip Code)


   Registrant's telephone number, including area code:      (763) 784-4995

   (Former name, former address and former fiscal year, if changed since last report): N/A


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ITEM 5.   OTHER EVENTS

     On January 3, 2003, we signed a non-binding term sheet to acquire Computer System Products, Inc. Completion of the acquisition is subject to satisfaction of significant conditions precedent. See the press release included in this report as Exhibit 99.1.



ITEM 7.   EXHIBITS

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated January 6, 2003


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 6, 2003           APA OPTICS, INC.



                                       By /s/  Anil K. Jain
                                          ------------------------------------
                                         Anil K. Jain, Chief Executive Officer
                                         Authorized Signatory


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